Please file this Prospectus Supplement with your records.

CALIFORNIA INVESTMENT TRUST
California Tax-Free Money Market Fund
The United States Treasury Trust

Supplement dated October 22, 2008, to the Prospectuses dated January 1, 2008.

On October 8, 2008, the Board of Trustees of California Investment Trust (collectively, the “Board”) unanimously approved the participation of each of the funds listed above (the “Funds”) in the initial term of the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market
Funds (the “Program”).

The Program covers the shares of any shareholder of record of either Fund as of September 19, 2008 (“Covered Shareholders”). As presently structured, the Program would not cover the shares of any shareholder who was not a shareholder on September 19, 2008 but who subsequently purchased shares in one or both of the Funds. Covered Shareholders are covered with respect to any shares (i) held by an investor in the Fund as of the close of business on September 19, 2008, or (ii) held by the investor when the market-based net asset value per share of the Fund falls below $0.995, whichever is less (the “Covered Shares”). Subject to certain conditions and limitations, in the event that the market-based net asset value per share of a Fund falls below $0.995, and the Fund liquidates its holdings, the Treasury will cover amounts necessary to bring the net asset value per share up to $1.00 for Covered Shares owned by Covered Shareholders. As presently structured, the Treasury has allocated $50 billion to support all money market funds, including the Funds, electing to participate in the Program.

Participation in the initial three months of the Program (through December 18, 2008) requires a payment to the Treasury in the amount of either 0.01% or 0.015%, depending upon the market-based net asset value of a Fund as of September 19, 2008 (the “Program Participation Payment”). The Program Participation Payment for each Fund is 0.01%, and each Fund will bear the expense of its participation in the Program, subject to the expense cap currently in effect for such Fund.

The Secretary of the Treasury may extend the Program beyond its initial three month term through the close of business on September 18, 2009. If the Program is extended, the Board will consider whether each Fund should continue to participate. Continued participation in any extension of the Program would entail the payment of additional fees.